UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Hormel Foods Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on January 28, 2020. HORMEL FOODS CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of HORMEL FOODS CORPORATION ATTN: BRIAN D. JOHNSON 1 HORMEL PLACE AUSTIN, MN 55912-3680 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E86794-P30587 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:November 29, 2019 Date:January 28, 2020Time:8:00 p.m. CST Location: Richard L. Knowlton Auditorium Austin High School 300 NW 4th Street Austin, MN 55912 For directions to attend the Annual Meeting, please call 1-507-437-5944.

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E86795-P30587 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Please vote by 10:59 p.m. Central Standard Time, on either (i) Thursday, January 23, 2020 for shares in employee plans or (ii) Monday, January 27, 2020 for shares held in record accounts. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 14, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR each of the director nominees under Item 1. 1. Elect a board of 13 directors: The Board of Directors recommends you vote FOR Items 2 and 3. Nominees: 2. Ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending October 25, 2020. 1a. Prama Bhatt 1b. Gary C. Bhojwani 3. Approve the Named Executive Officer compensation as disclosed in the Company's 2020 annual meeting proxy statement. 1c. Terrell K. Crews 1d. Stephen M. Lacy Note: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 1e. Elsa A. Murano, Ph.D. 1f. Susan K. Nestegard 1g. William A. Newlands 1h. Dakota A. Pippins 1i. Christopher J. Policinski 1j. Jose Luis Prado 1k. Sally J. Smith 1l. James P. Snee 1m. Steven A. White E86796-P30587 Help us protect the environment and sign up for electronic delivery by visiting www.proxyvote.com. *** Please use this notice card as your ADMISSION TICKET. *** Voting Items

The Board of Directors recommends you vote FOR each of the director nominees under Item 1. 1. Elect a board of 13 directors: The Board of Directors recommends you vote FOR Items 2 and 3. Nominees: 2. Ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending October 25, 2020. 1a. Prama Bhatt 1b. Gary C. Bhojwani 3. Approve the Named Executive Officer compensation as disclosed in the Company's 2020 annual meeting proxy statement. 1c. Terrell K. Crews 1d. Stephen M. Lacy Note: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 1e. Elsa A. Murano, Ph.D. 1f. Susan K. Nestegard 1g. William A. Newlands 1h. Dakota A. Pippins 1i. Christopher J. Policinski 1j. Jose Luis Prado 1k. Sally J. Smith 1l. James P. Snee 1m. Steven A. White E86797-P30587 Help us protect the environment and sign up for electronic delivery by visiting www.proxyvote.com. Voting Items

E86798-P30587